Rule 497(e)
File Nos. 333-212091 and 811-05961

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York

Supplement dated June 6, 2017
to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017.

Putnam VT Growth & Income Fund Merger:
The merger of the Putnam VT Growth & Income Fund (the “Acquired Fund”) into the Putnam VT Equity Income Fund (the “Acquiring Fund”) was completed on or about May 15, 2017 (the “Merger Date”). Effective as of the start of business on the Merger Date, any assets remaining in the Sub-Account for the Acquired Fund became invested in the Sub-Account for the Acquiring Fund. Contract Owners whose assets became invested in the Sub-Account for the Acquiring Fund as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual free transfer limit, within 60 days after the Merger Date.

Fee Examples:
The Fee Examples on pages 13 and 14 of the Prospectus are hereby revised by deleting in their entirety the Income Strategy - Maximum Guarantee Benefit Fee Example and the Income Strategy - Current Guarantee Benefit Fee Example and replacing with the following:

Income Strategy - Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$390.00	$1,243.00	$2,201.00	$5,133.00

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$390.00	$1,243.00	$2,201.00	$5,133.00

Income Strategy - Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$295.00	$949.00	$1,695.00	$4,039.00

(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$295.00	$949.00	$1,695.00	$4,039.00

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.